UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2017

Novus Therapeutics, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36620	20-1000967
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19900 MacArthur Blvd., Suite 550

Irvine, California 92612

(Address of Principal Executive Offices)

(949) 238-8090

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☒

EXPLANATORY NOTE

On May 15, 2017, Novus Therapeutics, Inc. (formerly Tokai Pharmaceuticals, Inc.), a Delaware corporation (the “Company”), filed a Current Report on Form 8-K announcing that on May 10, 2017, the Company completed its business combination with Otic Pharma, Ltd., a private limited company organized under the laws of the State of Israel (“Otic Pharma”) in accordance with the terms of Share Purchase Agreement, dated as of December 21, 2016, as amended and restated on March 2, 2017, by and among the Company, Otic Pharma, and the shareholders of Otic Pharma (the “Merger”). This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K filed on May 15, 2017 (the “May 2017 Form 8-K”) to provide the financial statements and pro forma information required by Items 9.01(a) and 9.01(b) of Form 8-K. The text of the May 2017 Form 8-K is incorporated herein by reference. Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the May 2017 Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Otic Pharma and its subsidiary, which comprise the balance sheets as of December 31, 2016 and 2015, and the related Statements of Operations, Changes in Shareholders Deficit and Cash Flows for the year and period then ended, and the related notes thereto, are contained in the Proxy Statement commencing on Page F-28 and are incorporated herein by reference.

The unaudited interim financial statements of Otic Pharma, including Otic Pharma’s unaudited condensed consolidated balance sheet as of March 31, 2017, condensed consolidated balance sheet derived from audited financial statements as of December 31, 2016, unaudited condensed consolidated statements of operations and comprehensive loss for the three months ended March 31, 2017 and 2016, unaudited condensed consolidated statements of cash flows for the three months ended March 31, 2017 and 2016, and the notes related thereto are filed as Exhibit 99.1 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial information of the Company, including the unaudited pro forma combined balance sheet as of March 31, 2017, the unaudited pro forma combined statement of operations for the three months ended March 31, 2017, the unaudited pro forma combined statement of operations for the year ended December 31, 2016, and the notes related thereto are filed as Exhibit 99.2 and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Brightman, Almagor Zohar & Co., a member of Deloitte Touche Tohmatsu Limited, the independent auditors of Otic Pharma, Ltd. and its subsidiary.

99.1	Unaudited Interim Financial Statements of Otic Pharma, Ltd.

Condensed Consolidated Balance Sheets as of March 31, 2017 and December 31, 2016

Condensed Consolidated Statements of Operations and Comprehensive Loss for the Three Months Ended March 31, 2017 and 2016

Condensed Consolidated Statements of Cash Flows for the Three Months Ended March 31, 2017 and 2016

Notes to Condensed Consolidated Financial Statements (Unaudited)

99.2	Unaudited Pro Forma Combined Financial Statements of Novus Therapeutics, Inc.
Balance Sheet as of March 31, 2017
Statement of Operations for the Three Months Ended March 31, 2017
Statement of Operations for the Year Ended December 31, 2016
Notes to the Unaudited Pro Forma Combined Financial Statements

* * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novus Therapeutics, Inc.

Date: July 25, 2017	By:	/s/ Gregory J. Flesher
Name: Gregory J. Flesher
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Brightman, Almagor Zohar & Co., a member of Deloitte Touche Tohmatsu Limited, the independent auditors of Otic Pharma, Ltd. and its subsidiary.

99.1	Unaudited Interim Financial Statements of Otic Pharma, Ltd.

Condensed Consolidated Balance Sheets as of March 31, 2017 and December 31, 2016

Condensed Consolidated Statements of Operations and Comprehensive Loss for the Three Months Ended March 31, 2017 and 2016

Condensed Consolidated Statements of Cash Flows for the Three Months Ended March 31, 2017 and 2016

Notes to Condensed Consolidated Financial Statements (Unaudited)

99.2	Unaudited Pro Forma Combined Financial Statements of Novus Therapeutics, Inc.
Balance Sheet as of March 31, 2017
Statement of Operations for the Three Months Ended March 31, 2017
Statement of Operations for the Year Ended December 31, 2016
Notes to the Unaudited Pro Forma Combined Financial Statements